Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Entia Biosciences, Inc. (the “Company”) for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Marvin S. Hausman, M.D., Chief Executive Officer and Acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period ended March 31, 2015.

Dated:  May 15, 2015

By:  Marvin S. Hausman, M.D.
Chief Executive Officer, President, Acting Chief Financial Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)